UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the
Securities and Exchange Act of 1934
Date of report (Date of earliest event reported) May 8, 2006 (May 5, 2006)
PHI, Inc.

(Exact Name of Registrant as Specified in Its Charter)
Louisiana

(State of Other Jurisdiction of Incorporation)

0-9827	72-0395707

(Commission File Number)	(IRS Employer Identification No.)

2001 SE Evangeline Thruway, Lafayette, LA	70508

(Address of Principal Executive Offices)	(Zip Code)
(800) 235-2452

(Registrant’s Telephone Number, Including Area Code)
N/A

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition
SIGNATURES
EXHIBIT INDEX
Press Release

Item 2.02. Results of Operations and Financial Condition
          On May 5, 2006, PHI, Inc. issued a press release announcing its first quarter 2006 earnings. The press release is filed herewith as Exhibit 99.1 and is incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits
          (a) Financial Statements of Business Acquired.
     None.
          (b) Pro Forma Financial Information.
     None.
          (c) Exhibits

Exhibit No.	Description

99.1	Press Release of PHI, Inc. dated May 5, 2006 announcing earnings for first quarter 2006.

SIGNATURES
          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

PHI, Inc. (Registrant)
Date: May 8, 2006	By:	/s/ Michael J. McCann
		Name:	Michael J. McCann
		Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release of PHI, Inc. dated May 5, 2006 announcing earnings for first quarter 2006.